UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under §240.14a-12

Benessere Capital Acquisition Corp.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Media Statement from Patrick Orlando, CEO of Benessere Capital Acquisition Corp.

NEW YORK, NY / ACCESSWIRE / January 6, 2022 / Editors-Reporters please note:

Patrick Orlando, CEO of Benessere Capital Acquisition Corp., has issued the following statement in response to media interest in the January 7, 2022, special shareholders’ meeting of Benessere Capital Acquisition Corp. and the stockholder vote on the company’s proposal to amend its charter (the “Extension Amendment”) to extend the date by which the Company has to complete a business combination from January 7, 2022 to July 7, 2022 (the “Extension”).

“Our vote to approve the Extension Amendment is a common part of the SPAC process. Retail investors play a vital role in this process, and their voting role may be new to many of them. As has happened with other SPACs that have garnered a large population of retail investors, part of our role is generating awareness that our retail investors’ votes are crucial to the SPAC process. In this case, we must have investors vote on the extension that will give us additional time to finalize our business combination with eCombustible. Failing to vote could result in the need to commence the liquidation process and stockholders will be unable to capitalize on the potential opportunity presented by the proposed business combination. We are requesting stockholders of record at the close of business on December 8, 2021, to vote before 10:00am on January 7, 2022. Every stockholder’s vote is important, regardless of the number of shares held, to help us continue our momentum to build shareholder value for this company. Not voting is NOT a no vote. Shareholders must vote either ‘Yes’ or “No” for their vote to count.”

The simplest and quickest way for stockholders to cast their votes is via telephone between 9:00 AM and 9:00 PM, Eastern Time, by calling (877) 787-9239. They will be asked to confirm their name and mailing address. Stockholders may also vote online at www.cstproxyvote.com, or by mail, simply by following the instructions on their provided proxy card.

A virtual special meeting of the Company’s stockholders (“Special Meeting”) to approve the Extension Amendment has been adjourned to January 7, 2022 at 10:00 AM, Eastern Time and can be accessed by visiting https://www.cstproxy.com/benespac/2022. Votes will be accepted up to and during the Special Meeting.

About Benessere Capital Acquisition Corp.

Benessere is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Benessere’s strategy is to identify and complete business combinations with technology-focused middle market and emerging growth companies in North, Central and South America. For more information, please visit www.benespac.com.

Additional Information and Where to Find It

Benessere urges investors, stockholders and other interested persons to read, when available, the definitive proxy statement filed on December 20, 2021 (the “Extension Proxy Statement”), as well as other documents filed by Benessere with the Securities and Exchange Commission (the “SEC”), because these documents will contain important information about Benessere and the Extension. The definitive proxy statement for the Extension was also mailed to stockholders of Benessere as of a record date of December 8, 2021 on or about December 20, 2021. Shareholders may obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: info@benespac.com.

Participants in Solicitation

Benessere and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Benessere stockholders in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Benessere’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Benessere, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Benessere’s shareholder approval of the Proposed Extension, Benessere’s inability to complete the proposed business combination with eCombustible Energy LLC (“eCombustible”) within the required time period or, if

Benessere does not complete the proposed business combination with eCombustible, any other business combination, the inability to complete the proposed business combination with eCombustible due to the failure to meet one or more closing conditions or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, and other risks and uncertainties indicated from time to time in filings with the SEC, including Benessere’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors” and other documents Benessere has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Benessere expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Benessere’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Media Queries:

info@benespac.com

SOURCE: Benessere Capital Acquisition Corp.